(r) BB&T Capital Markets Logistics & Transport Conference - November 5 & 6, 2003 William P. Greubel, President & CEO Mark R. Holden - Senior Vice President & CFO

This presentation will contain certain forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are, however, subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Without limitation, these risks and uncertainties include increased competition, reliance on certain customers and corporate partnerships, shortages and costs of raw materials, dependence on industry trends, access to capital, acceptance of new technology and products, and government regulation. Listeners should review and consider the various disclosures made by the Company in this presentation, its Offering Memorandum and in its reports to its stockholders and periodic reports on Forms 10-K and 10-Q. We can give not assurance that the expectations reflected in our forward-looking statements will prove to be correct. Our actual results could differ materially from those anticipated in these forward-looking statements. All written and oral forward looking statements attributable to us are expressly qualified in their entirety by the factors we disclose that could cause our actual results to differ materially from our expectations. Forward-Looking Statements

Founded as start-up in 1985 Rapid growth throughout 1990s - revenue focused #1 industry position since 1994 Leading innovator of proprietary products Long-standing sole-sourced customer partnerships Dedicated union-free workforce ~40,000 trailer annual production (2003 estimate) vs. ~70,000 peak (1999) Historic industry downturn catalyst for change Successful turnaround in motion Company Overview

Proprietary composite trailers offer customers several advantages vs. standardized equipment Low maintenance cost Increased durability Enhanced trade in values Reduced total cost of ownership Competitive financing 1997 1998 1999 2000 2001 2002 YTD 9/30/03 Annual Capacity East 7288 17983 36649 36755 24782 27275 22509 52000 West 15.1 29.5 52.5 55.5 78.2 78.6 78.4 Leading Product Innovation - DuraPlate(r) DuraPlate Volume % of Total Units Excellent product acceptance Significant additional share opportunity Less than 10% penetration rate

Core Customers

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Other 0.8 27.4 90 20.4 Top Ten Carriers 0.2 Consolidation Trend Continues 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Other 0.89 27.4 90 20.4 Top Ten Carriers 0.11 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Other 0.99 27.4 90 20.4 Top Ten Carriers 0.01 Other - 99% Top-10 Carriers - 1% 1980 2000 Other - 89% Top-10 Carriers - 11% Source: Eno Transportation Foundation & Company Estimates Our large, sophisticated core customers are driving consolidation 2010 Other - 80% Top-10 Carriers - 20%

Transportation Equipment Linkages Historically, 1.5 trailers have been built for each Class 8 HDD truck Truckers generally operate their fleets with three trailers for each tractor U.S. Trailers & Chassis and U.S. Class 8 HDD Trucks Build Ratio Ratio Data Source: ACT Publications 1996 1997 1998 1999 2000 2001 2002 YTD 2003 East 1.49 1.53 1.71 1.44 1.82 1.69 1.07 1.61

Positive Industry Momentum Units Data Source: ACT Publications 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003E 2004E 2005E 2006E Total Trailers 179000 173000 164000 161000 161000 147677 120156 162881 185304 233189 279242 202952 235517 285230 318788 275223 140100 139658 181000 254000 289000 297000 U.S. Trailer Industry Shipments 200,000 - 225,000 units considered normalized build WNC 2004 forecast: 215,000-225,000 units

Executing Operational/Financial Turnaround Working Capital Optimization Operational Excellence Recapitalization Inventory optimization Receivables management Payables management Safety Quality Capacity Productivity Standardization Branch optimization Convertible notes Bank facility Asset sales Exceeded goals House in order Low cost producer Phase I

Executing Operational/Financial Turnaround Operational Excellence Revenue and Earnings Growth Debt Reduction Continuous improvement Branch profitability S,G&A reductions Grow with cycle Technology innovation Maintain/Grow with partners Growth in mid- market Continue to hammer on operational improvement Significant growth opportunity in mid-market Take advantage of cycle upside Incremental contribution margins Potential to be debt-free in two years Phase II

Top Line Growth : Share Growth in Mid Market 25% market share goal by the end of 2005 Available capacity, little capital investment necessary Richer product mix WNC has historically focused on large- fleets Mid-market represents ^ 1 million trailers (approx. 100,000 purchased/yr) WNC has < 10% of this market WNC target list includes 650 fleets with > 500,000 trailers Duraplate has withstood "Test of Time" Total Cost of Ownership clearly favors Duraplate over standard products 1st Qtr Mid Market 75 Small Fleets 14 Top 10 Carriers 11 Mid Market > 250 Trailers Small Fleets < 250 Trailers Top 10 Carriers

Production associates have remained union-free and are now empowered with change initiatives Management infusion brings best practices from diverse industries, including automotive Professional management team expanded Achieved dramatic positive results within 24 months Strengthened fiscal discipline Poised to lead Wabash to next level/phase Building Dedicated and Talented Team

Developments Affecting Future Trailer Demand Industry WNC Development Impact Impact 1) 2007 Emission Standards (-) (-) Potential pre-buy effect 2) Technology (-) Neutral Improved trailer utilization Lower trailer-to-tractor ratios DuraPlate - extended trailer lives 3) Federal Hours-of-Service Rules (+) (+) Effective 1/4/04 Productivity loss estimated "Biggest Impact Since Deregulation" - 10/30/03 large TL carrier 4) Business Cycle (+) (+)

Financial Review

The Heavy Lifting Has Been Done Rationalized manufacturing capacity (Q-4-01) Closed 2 of 3 plants Significant structural cost changes Normalized used trailer inventories (Q-3-01: Q-3-03) Reduced from $110 million (11,500 units) to $16 million (3,000 units) Resolved legacy trade-in practices Reduced open trade commitments from $100 million to $20 million Fundamentally changing how we do business (profit vs. volume) Divested international operations (Q-1-02) Refinanced debt (Q-3-03) Increased liquidity (Q-3-01: Q-3-03) Our Mission: Financial Strength

Improved Liquidity Position $ in millions $

Significant Debt Repayment Dec-01 Mar-02 Jun-02 Sep-02 Dec-02 Mar-03 June-03 Sep-03 Dec-03 adf 455 454 393 388 345 339 330 293 253 Total Debt ($ in millions) $100 million debt repaid in 2002; another $100 million planned for 2003 43% Debt Reduction $73 million debt reduction thru 9/30/03 Will exceed goal by 12/31/03

1) $125 million Senior Unsecured Convertible Notes Closed August 2003 3 1/4%; 5 year maturity Convertible into 6.5 million shares @ $19.27 Non-core Asset Sales Rental and leasing Wholesale aftermarket parts Finance portfolio Closed branch properties 3) New $222 million, 3 year Asset Based Loan Closed September 2003; Led by Fleet Capital $175 mm Revolver @ LIBOR + 250 Bps $47 mm Term Loan @ LIBOR + 275 Bps More flexible structure and covenants Recapitalization

Improved Capital Structure $ in millions Cost of debt reduced from over 10% to less than 4% Interest expense reduction from $36 million to $14 million Potential to be debt-free in 2005

Structural Margin Improvement Achieving peak margins today, yet at only 56% of peak volumes Source: ACT and Company Management

Summary

Numbers Must Be Achieved - No Excuses! Industry Cycle is Recovering Off Historic Lows Structural Margin Improvement Dramatically Improved Capital Structure Our Journey Continues Operational Excellence & Financial Strength We Control Our Destiny